Fees Summary	Dec. 04, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 2,800,000.00
Previously Paid Amount	1,384.02
Total Fee Amount	386.68
Total Offset Amount	0.00
Net Fee	$ 0.00